                                                                   Exhibit 32(b)

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, being the Chief Financial Officer of Jordan Industries, Inc., an Illinois corporation (the "Registrant"), hereby certifies that the quarterly report on Form 10-Q of the Registrant for the period ended March 31, 2007, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a)) and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 15, 2007


/s/ Lisa M. Ondrula
-------------------------------------
Lisa M. Ondrula
Chief Financial Officer, Vice President
and Assistant Secretary


                                      -24-